UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 30, 2018
(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
United States Federal Income Tax Considerations
The information included under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 hereto is incorporated by reference herein and supersedes and replaces (a) the information under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated December 5, 2016 (the “Base Prospectus”), which is (i) a part of the Company’s Registration Statement on Form S-3 (File No. 333-214908) filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2016 (the “Registration Statement”) and (ii) attached to the prospectus supplement dated December 5, 2016 (the “Prospectus Supplement”) filed by the Company with the SEC on December 5, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and (b) the information set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 30, 2018, which was filed with respect to Item 8.01 of Form 8-K.
Legal Matters
The information included under the heading “Legal Matters” in Exhibit 99.2 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Base Prospectus. The information included under the heading “Legal Matters” in Exhibit 99.3 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Prospectus Supplement.
Exhibits 5.1, 5.2 and 8.1 hereto supersede and replace Exhibits 5.1 and 8.1 to the Registration Statement filed with the SEC on December 5, 2016, and Exhibit 5.3 hereto supersedes and replaces Exhibits 5.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2016.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
5.1	Opinion of Latham & Watkins LLP
5.2	Opinion of Ballard Spahr LLP
5.3	Opinion of Ballard Spahr LLP
8.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.2 hereto)
23.3	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.3 hereto)
23.4	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto)
99.1	United States Federal Income Tax Considerations
99.2	Legal Matters
99.3	Legal Matters

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
James L. Brat General Counsel and Secretary
Date: October 30, 2018
EXHIBIT LIST

Exhibit No.	Exhibit Description
5.1	Opinion of Latham & Watkins LLP
5.2	Opinion of Ballard Spahr LLP
5.3	Opinion of Ballard Spahr LLP
8.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.2 hereto)
23.3	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.3 hereto)
23.4	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto)
99.1	United States Federal Income Tax Considerations
99.2	Legal Matters
99.3	Legal Matters
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